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                       BERGER INSTITUTIONAL PRODUCTS TRUST
                     Berger IPT - Small Company Growth Fund
                       Berger IPT- Growth and Income Fund

                       SUPPLEMENT DATED FEBRUARY 23, 2001
                                       TO
                          PROSPECTUS DATED MAY 1, 2000

         Effective January 1, 2001, Paul A. LaRocco joined Berger LLC ("Berger") as Vice President and assumed portfolio management of the Berger IPT- Small Company Growth Fund. Mr. LaRocco succeeded interim portfolio managers Jay W. Tracey and Mark S. Sunderhuse. Mr. LaRocco joined Berger from Montgomery Asset Management where he co-managed small and mid cap growth funds from January 2000 to December 2000. From March 1998 to December 1999, he was a senior portfolio manager for small and mid cap growth funds at Founders Asset Management and from 1993 to March 1998 he was a portfolio manager for small and mid cap funds at Oppenheimer Funds.

         Also effective January 1, 2001, Mr. Tracey and Steven L. Fossel were appointed team portfolio managers of the Berger IPT - Growth and Income Fund. The Berger IPT- Growth and Income Fund had been managed on an interim basis by Mr. Fossel since August 2000. Mr. Fossel is Vice President of Berger and has managed balanced and growth funds at Berger since June of 2000. Mr. Fossel joined Berger in March 1998 as a Senior Equity Analyst. Previously Mr. Fossel was Vice President, from January 1996 to February 1998, and an equity analyst, from 1992 to January 1996, with Salomon Brothers Asset Management ("Salomon") and assistant portfolio manager of a total return fund at Salomon from January 1997 to February 1998. Mr. Tracey is Executive Vice President and Chief Investment Officer of Berger and has managed growth funds at Berger since June 2000. From November 1995 to May 2000, Mr. Tracey was Vice President and portfolio manager of Oppenheimer Funds where he managed emerging growth funds.

         In addition, effective May 1, 2001, the Berger IPT - Growth and Income Fund name and investment policies are expected to be changed to that of a large cap growth fund. The non-fundamental secondary investment objective of the Fund (investing in securities that provide current income) will be eliminated and the Fund's primary fundamental investment objective (capital appreciation) will remain. The Fund is expected to be renamed "Berger IPT - Large Cap Growth Fund."

         The Prospectus of the Funds is amended accordingly.